Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of LIN Television Corporation for the year ended December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Vincent L. Sadusky, President and Chief Executive Officer of the Company, and Richard J. Schmaeling, Senior Vice President and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 16, 2009                                                /s/ Vincent L. Sadusky
                                                                                             Vincent L. Sadusky
                                                                                             President and Chief Executive Officer

Dated: March 16, 2009                                                /s/ Richard J. Schmaeling
                                                                                             Richard J. Schmaeling
                                                                                             Senior Vice President and Chief Financial Officer